Exhibit 24.1
                              POWER OF ATTORNEY

               KNOW ALL MEN BY THESE PRESENTS, that each of
          NationsBank, N.A., and the several undersigned Officers and Directors thereof whose signatures appear below, hereby makes, constitutes and appoints Paul J. Polking, Robert W. Long, Jr. and Glenn J. Reid, and each of them acting individually, its, his or her true and lawful attorneys-in-fact (hereinafter "attorneys" or, in the singular, "attorney") with power to act without any other and with full power of substitution, to execute, deliver and file in its, his or her name on its, his or her behalf, and in each of the undersigned Officer's and Director's capacity or capacities as shown below, (a) a Registration Statement on Form S-3 (or other appropriate form) with respect to the registration under the Securities Act of 1933, as amended, of up to $4,000,000,000 in the aggregate initial offering price of Asset Backed Notes and/or Asset Backed Certificates of a trust or other entity established by NationsBank, N.A. and/or any successor or affiliate (the "Securities"), which Securities may be offered separately or together, in separate series or classes and in amounts, at prices and on terms to be determined at the time of sale, and all documents in support thereof or supplemental thereto and any and all amendments, including any and all pre-effective and post-effective amendments, to the foregoing (hereinafter collectively called the "Registration Statement"), and (b) such registration statements, petitions, applications, consents to service of process or other instruments, any and all documents in support thereof or supplemental thereto, and any and all amendments or supplements to the foregoing, as may be necessary or advisable to qualify or register the Securities covered by said Registration Statement under such securities laws, regulations and requirements as may be applicable; and each of NationsBank, N.A. and said Officers and Directors hereby grants to said attorneys or attorney, and to each of them, full power and authority to do and perform each and every act and thing whatsoever as said attorneys or attorney may deem necessary or advisable to carry out fully the intent of this power of attorney to the same extent and with the same effect as NationsBank, N.A. might or could do, and as each of said Officers and Directors might or could do personally in its, his or her capacity or capacities as aforesaid, and each of NationsBank, N.A. and each of said Officers and Directors hereby ratifies and confirms all acts and things which said attorneys or attorney might do or cause to be done by virtue of this power of attorney and its, his or her signature as the same may be signed by said attorneys or attorney, or any of them, to any or all of the following (and/or any and all amendments and supplements to any or all thereof): such Registration Statement under the Securities Act of 1933, as amended, and all such registration statements, petitions, applications, consents to service of process and other instruments, and any and all documents in support thereof or supplemental thereto, and any and all amendments or supplements to such Registration Statement under such securities laws, regulations and requirements as may be applicable.


               IN WITNESS WHEREOF, NationsBank, N.A. has caused this power of attorney to be signed on its behalf, and each of the undersigned Officers and Directors in the capacity or capacities noted has hereunto set his or her hand as of the date indicated below.

                                   NATIONSBANK, N.A.

                                   By:     /s/  F. William Vandiver, Jr.
                                      Name:       F. William Vandiver, Jr.
                                      Title:      President

                                   Dated:  April 30, 1996


                                  Signatures

          /s/ F. William Vandiver, Jr.    Principal Executive Officer
          F. William Vandiver, Jr.        Director

          /s/ James H. Hance, Jr.         Principal Financial Officer
          James H. Hance, Jr.             Director

          /s/ Marc D. Oken                Principal Accounting Officer
          Marc D. Oken

          /s/ H.W. McKay Belk             Director
          H.W. McKay Belk

          /s/ Joseph R. Hendrick, III     Director
          Joseph R. Hendrick, III

          /s/ William L. Jews             Director
          William L. Jews

          /s/ Thomas G. Johnson, Jr.      Director
          Thomas G. Johnson, Jr.

          /s/ Edgar H. Lawton, Jr.        Director
          Edgar H. Lawton, Jr.

          /s/ Kenneth D. Lewis            Director
          Kenneth D. Lewis

          /s/ George V. McGowan           Director
          George V. McGowan

          /s/ Anna Spangler Nelson        Director
          Anna Spangler Nelson

          /s/ John S. Rainey              Director
          John S. Rainey

          /s/ George P. Ramsey, Jr.       Director
          George P. Ramsey, Jr.

          /s/ Dr. Morton I. Rapoport      Director
          Dr. Morton I. Rapoport

          /s/ James T. Rhodes             Director
          James T. Rhodes

          /s/ A. Pope Shuford             Director
          A. Pope Shuford

          /s/ William E. Simms            Director
          William E. Simms

          /s/ Joel A. Smith, III          Director
          Joel A. Smith, III

          /s/ Hugh R. Stallard            Director
          Hugh R. Stallard

          /s/ R. Eugene Taylor            Director
          R. Eugene Taylor

          /s/ Stephen J. Trachtenberg     Director
          Stephen J. Trachtenberg

          /s/ James S. Watkinson          Director
          James S. Watkinson


                              POWER OF ATTORNEY

               KNOW ALL MEN BY THESE PRESENTS, that each of
          NationsBank, N.A. (South), and the several undersigned Officers and Directors thereof whose signatures appear below, hereby makes, constitutes and appoints Paul J. Polking, Robert W. Long, Jr. and Glenn J. Reid, and each of them acting individually, its, his or her true and lawful attorneys-in-fact (hereinafter "attorneys" or, in the singular, "attorney") with power to act without any other and with full power of substitution, to execute, deliver and file in its, his or her name on its, his or her behalf, and in each of the undersigned Officer's and Director's capacity or capacities as shown below, (a) a Registration Statement on Form S-3 (or other appropriate form) with respect to the registration under the Securities Act of 1933, as amended, of up to $4,000,000,000 in the aggregate initial offering price of Asset Backed Notes and/or Asset Backed Certificates of a trust or other entity established by NationsBank, N.A. (South) and/or any successor or affiliate (the "Securities"), which Securities may be offered separately or together, in separate series or classes and in amounts, at prices and on terms to be determined at the time of sale, and all documents in support thereof or supplemental thereto and any and all amendments, including any and all pre-effective and post-effective amendments, to the foregoing (hereinafter collectively called the "Registration Statement"), and (b) such registration statements, petitions, applications, consents to service of process or other instruments, any and all documents in support thereof or supplemental thereto, and any and all amendments or supplements to the foregoing, as may be necessary or advisable to qualify or register the Securities covered by said Registration Statement under such securities laws, regulations and requirements as may be applicable; and each of NationsBank, N.A. (South) and said Officers and Directors hereby grants to said attorneys or attorney, and to each of them, full power and authority to do and perform each and every act and thing whatsoever as said attorneys or attorney may deem necessary or advisable to carry out fully the intent of this power of attorney to the same extent and with the same effect as NationsBank, N.A. (South) might or could do, and as each of said Officers and Directors might or could do personally in its, his or her capacity or capacities as aforesaid, and each of NationsBank, N.A. (South) and each of said Officers and Directors hereby ratifies and confirms all acts and things which said attorneys or attorney might do or cause to be done by virtue of this power of attorney and its, his or her signature as the same may be signed by said attorneys or attorney, or any of them, to any or all of the following (and/or any and all amendments and supplements to any or all thereof): such Registration Statement under the Securities Act of 1933, as amended, and all such registration statements, petitions, applications, consents to service of process and other instruments, and any and all documents in support thereof or supplemental thereto, and any and all amendments or supplements to such Registration Statement under such securities laws, regulations and requirements as may be applicable.


               IN WITNESS WHEREOF, NationsBank, N.A. (South) has caused this power of attorney to be signed on its behalf, and each of the undersigned Officers and Directors in the capacity or capacities noted has hereunto set his or her hand as of the date indicated below.

                                      NATIONSBANK, N.A. (SOUTH)

                                      By:  /s/ Kenneth D. Lewis
                                            Name: Kenneth D. Lewis
                                            Title:   President

                                      Dated:  May 1, 1996


                                  Signatures

          /s/ Kenneth D. Lewis             Principal
          Executive Officer
          Kenneth D. Lewis                 Director

          /s/ James H. Hance, Jr.          Principal Financial Officer
          James H. Hance, Jr.

          /s/ Marc D. Oken                 Principal Accounting Officer
          Marc D. Oken

          /s/ William H. Allen             Director
          William H. Allen, Jr.

          /s/ R. Mark Bostick              Director
          R. Mark Bostick

          /s/ Betty Castor                 Director
          Betty Castor

          /s/ Hugh M. Chapman              Director
          Hugh M. Chapman

          /s/ Dr. Johnetta B. Cole         Director
          Dr. Johnetta B. Cole

          /s/ Harold A. Dawson             Director
          Harold A. Dawson

          /s/ H. Michael Dye               Director
          H. Michael Dye

          /s/ W. Douglas Ellis, Jr.        Director
          W. Douglas Ellis, Jr.

          /s/ Earl L. Frye                 Director
          Earl L. Frye

          /s/ Jeffrey D. Gargiulo          Director
          Jeffrey D. Gargiulo

          /s/ L.L. Gellerstedt III         Director
          L.L. Gellerstedt III

          /s/ Cecil S. Harrell             Director
          Cecil S. Harrell

          /s/ Neil H. Hightower            Director
          Neil H. Hightower

          /s/ James R. Jolly               Director
          James R. Jolly

          /s/ James R. Lientz, Jr.         Director
          James R. Lientz, Jr.

          /s/ Carol Ellis Martin           Director
          Carol Ellis Martin

          /s/ Douglas B. Mitchell          Director
          Douglas B. Mitchell

          /s/ Jorge M. Perez               Director
          Jorge M. Perez

          /s/ Joe W. Rogers, Jr.           Director
          Joe W. Rogers, Jr.

          _____________________            Director
          Jerry R. Satrum

          /s/ Adelaide A. Sink             Director
          Adelaide A. Sink

          /s/ Hugh M. Tarbutton            Director
          Hugh M. Tarbutton

          /s/ Dr. Israel Tribble, Jr.      Director
          Dr. Israel Tribble, Jr.

          /s/ Karen L. Wrenn               Director
          Karen L. Wrenn


                              POWER OF ATTORNEY

               KNOW ALL MEN BY THESE PRESENTS, that each of
          NationsBank of Texas, N.A., and the several undersigned Officers and Directors thereof whose signatures appear below, hereby makes, constitutes and appoints Paul J. Polking, Robert W. Long, Jr. and Glenn J. Reid, and each of them acting individually, its, his or her true and lawful attorneys-in-fact (hereinafter "attorneys" or, in the singular, "attorney") with power to act without any other and with full power of substitution, to execute, deliver and file in its, his or her name on its, his or her behalf, and in each of the undersigned Officer's and Director's capacity or capacities as shown below, (a) a Registration Statement on Form S-3 (or other appropriate form) with respect to the registration under the Securities Act of 1933, as amended, of up to $4,000,000,000 in the aggregate initial offering price of Asset Backed Notes and/or Asset Backed Certificates of a trust or other entity established by NationsBank of Texas, N.A. and/or any successor or affiliate (the "Securities"), which Securities may be offered separately or together, in separate series or classes and in amounts, at prices and on terms to be determined at the time of sale, and all documents in support thereof or supplemental thereto and any and all amendments, including any and all pre-effective and post-effective amendments, to the foregoing (hereinafter collectively called the "Registration Statement"), and (b) such registration statements, petitions, applications, consents to service of process or other instruments, any and all documents in support thereof or supplemental thereto, and any and all amendments or supplements to the foregoing, as may be necessary or advisable to qualify or register the Securities covered by said Registration Statement under such securities laws, regulations and requirements as may be applicable; and each of NationsBank of Texas, N.A. and said Officers and Directors hereby grants to said attorneys or attorney, and to each of them, full power and authority to do and perform each and every act and thing whatsoever as said attorneys or attorney may deem necessary or advisable to carry out fully the intent of this power of attorney to the same extent and with the same effect as NationsBank of Texas, N.A. might or could do, and as each of said Officers and Directors might or could do personally in its, his or her capacity or capacities as aforesaid, and each of NationsBank of Texas, N.A. and each of said Officers and Directors hereby ratifies and confirms all acts and things which said attorneys or attorney might do or cause to be done by virtue of this power of attorney and its, his or her signature as the same may be signed by said attorneys or attorney, or any of them, to any or all of the following (and/or any and all amendments and supplements to any or all thereof): such Registration Statement under the Securities Act of 1933, as amended, and all such registration statements, petitions, applications, consents to service of process and other instruments, and any and all documents in support thereof or supplemental thereto, and any and all amendments or supplements to such Registration Statement under such securities laws, regulations and requirements as may be applicable.


               IN WITNESS WHEREOF, NationsBank of Texas, N.A. has caused this power of attorney to be signed on its behalf, and each of the undersigned Officers and Directors in the capacity or capacities noted has hereunto set his or her hand as of the date indicated below.

                                      NATIONSBANK OF TEXAS, N.A.

                                      By:  /s/ Robert B. Lane
                                            Name: Robert B. Lane
                                            Title:   President

                                      Dated:  May 2, 1996

                                  Signatures

          SIGNATURE                TITLE

          /s/ Robert B. Lane          Principal Executive Officer
          Robert B. Lane              Director

          /s/ James H. Hance, Jr.     Principal Financial Officer
          James H. Hance, Jr.

          /s/ Marc D. Oken            Principal Accounting Officer
          Marc D. Oken

          /s/ Samuel J. Atkins, III   Director
          Samuel J. Atkins, III

          _______________________     Director
          James M. Berry

          /s/ Guy S. Bodine, III      Director
          Guy S. Bodine, III

          /s/ Lee Drain               Director
          Lee Drain

          _______________________     Director
          James R. Erwin

          /s/ Robert L. Kirby         Director
          Robert L. Kirby

          /s/ Kenneth D. Lewis        Director
          Kenneth D. Lewis

          _______________________     Director
          Joseph R. Musolino